                                                                    Exhibit 10.4

                FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT (the "AMENDMENT"), dated as of October 10, 2003, is entered into between Packaging Receivables Company, LLC, a Delaware limited liability company (the "BORROWER"), Packaging Credit Company, LLC, a Delaware limited liability company (the "SERVICER"), Blue Ridge Asset Funding Corporation ("BLUE RIDGE"), as a Lender and Wachovia Bank National Association ("WACHOVIA"), as Agent and a Lender;

                                   WITNESSETH:

     WHEREAS, the Borrower, the Servicer, Blue Ridge and Wachovia have heretofore executed and delivered a Credit and Security Agreement, dated as of November 29, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"),

     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be and is hereby amended as follows:

     SECTION 1. The defined term "DILUTION HORIZON RATIO" appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                    DILUTION HORIZON RATIO" means, on any Settlement
            Date, an amount calculated by dividing (a) cumulative sales generated during the most recent Settlement Period by (b) the Net Pool Balance as of the most recent Cut-Off Date.

     SECTION 2. Clause (k) of the defined term "ELIGIBLE RECEIVABLE" is hereby amended by adding the following proviso at the end thereof:

                    ; PROVIDED, HOWEVER, that 15% of the Unpaid
            Balance of all Receivables may be due and payable between 62 and 91 days of the original invoice date.

     SECTION 3. The defined term "SCHEDULED TERMINATION DATE" appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                    "SCHEDULED TERMINATION DATE" means October 10,
            2006, unless extended by unanimous agreement of the Agent, the Lenders and the Liquidity Banks.

     SECTION 4. This Amendment shall become effective on the date the Agent has received (i) counterparts hereof executed by the Borrower, the Servicer, Blue Ridge and Wachovia and consented to in writing by the Performance Guarantor, (ii) executed counterparts of the Amended and Restated Fee Letter by Wachovia, Blue Ridge, the Borrower and the Servicer and (iii) a $15,000 amendment fee payable to Wachovia.

     SECTION 5. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     SECTION 6. Except as specifically provided above, the Credit Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or the Lender under the Credit Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Credit Agreement. The Borrower agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel and for rating agency review) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                    PACKAGING RECEIVABLES COMPANY, LLC


                                    By:  /s/ Darla J. Olivier
                                       -----------------------------------------
                                       Name Printed:  Darla J. Olivier
                                                    ----------------------------
                                       Title:  Assistant Secretary
                                             -----------------------------------

                                    BLUE RIDGE ASSET FUNDING CORPORATION

                                    By: WACHOVIA CAPITAL MARKETS, LLC
                                        ATTORNEY-IN-FACT

                                       By:
                                          --------------------------------------
                                          Name Printed:
                                                       -------------------------
                                          Title:
                                                --------------------------------

                                    PACKAGING CREDIT COMPANY, LLC,
                                      as Servicer


                                    By:  /s/ Darla J. Olivier
                                       -----------------------------------------
                                       Name Printed:  Darla J. Olivier
                                                    ----------------------------
                                       Title:  Assistant Secretary
                                             -----------------------------------

                                    WACHOVIA BANK NATIONAL ASSOCIATION,
                                      as Agent and a Lender


                                    By:
                                       -----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                    PACKAGING RECEIVABLES COMPANY, LLC


                                    By:
                                       -----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                    BLUE RIDGE ASSET FUNDING CORPORATION

                                    By: WACHOVIA CAPITAL MARKETS, LLC
                                        ATTORNEY-IN-FACT

                                        By:  /s/ Douglas R. Wilson, Sr.
                                           -------------------------------------
                                           Name Printed: DOUGLAS R. WILSON, SR.
                                                        ------------------------
                                           Title:           VICE PRESIDENT
                                                 -------------------------------

                                    PACKAGING CREDIT COMPANY, LLC,
                                      as Servicer


                                    By:
                                       -----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                    WACHOVIA BANK NATIONAL ASSOCIATION,
                                      as Agent and a Lender


                                    By:
                                       -----------------------------------------

                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                    PACKAGING RECEIVABLES COMPANY, LLC


                                    By:
                                       -----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                    BLUE RIDGE ASSET FUNDING CORPORATION

                                    By: WACHOVIA CAPITAL MARKETS, LLC
                                        ATTORNEY-IN-FACT

                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------

                                    PACKAGING CREDIT COMPANY, LLC,
                                      as Servicer


                                    By:
                                       -----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------


                                    WACHOVIA BANK NATIONAL ASSOCIATION,
                                      as Agent and a Lender


                                    By:  /s/ Kenny Karpowicz
                                       -----------------------------------------
                                       Name Printed:      Kenny Karpowicz
                                                    ----------------------------
                                       Title:              Vice President
                                             -----------------------------------

     Consented to as of the date first above written:

                                    PACKAGING CORPORATION OF AMERICA


                                    By: /s/ Pamela A. Bames
                                       -----------------------------------------
                                       Name Printed: Pamela A. Bames
                                                    ----------------------------
                                       Title: Treasurer
                                             -----------------------------------

                                       -4-